Exhibit 99.1
NEWS
R          E            L            E            A            S            E
Tekelec Announces Q3 2007 Results
Revenues Were $97.8 million; GAAP EPS from Continuing Operations Totaled $0.14;
Q3 Orders Grew 22% Year Over Year; Book to Bill for Q3 2007 was 1.12
MORRISVILLE, N.C. (Tuesday, October 30, 2007): Tekelec (NASDAQ: TKLC ), a leading developer of high-performance network applications for next-generation fixed, mobile and packet networks, today announced its results for the three and nine months ended September 30, 2007. Results of the Company’s Switching Solutions Group (“SSG”) for the three and nine months ended September 30, 2007 and 2006 and the results of the IEX contact center (“IEX”) business unit for the three and nine months ended September 30, 2006 are included in the results from discontinued operations.
Results from Continuing Operations
Revenue from continuing operations for the third quarter of 2007 was $97.8 million, down 27% compared to $134.3 million for the third quarter of 2006. For the third quarter of 2007, the Company had orders of $109.2 million, up 22% compared to $89.4 million for the third quarter of 2006, resulting in a book to bill ratio of 1.12 for the quarter. Backlog as of September 30, 2007 was $346.1 million up from $334.7 million as of June 30, 2007.
On a GAAP basis, the Company reported income from continuing operations for the third quarter of 2007 of $10.1 million, or $0.14 per diluted share, compared to income from continuing operations of $20.1 million, or $0.28 per diluted share, for the third quarter of 2006. On a Non-GAAP basis, net income from continuing operations for the third quarter of 2007 was $13.8 million, or $0.18 per diluted share, compared to net income from continuing operations of $23.0 million, or $0.32 per diluted share, for the third quarter of 2006. Please refer to the attached financial statement schedules for a reconciliation of the Company’s GAAP operating results to its Non-GAAP operating results.
Revenue from continuing operations for the first nine months of 2007 was $316.6 million, compared to $318.2 million for the first nine months of 2006. For the first nine months of 2007, the Company had orders from continuing operations of $273.0 million, up 6% compared to $257.6 million for the first nine months of 2006.
On a GAAP basis, the Company reported income from continuing operations for the first nine months of 2007 of $16.8 million, or $0.24 per diluted share, compared to income from continuing operations of $25.5 million, or $0.37 per diluted share, for the first nine months of 2006. On a Non-GAAP basis, net income from continuing operations for the first nine months of 2007 was $33.4 million, or $0.45 per diluted share, compared to net income from continuing operations of $36.8 million, or $0.52 per diluted share, for the first nine months of 2006. Please refer to the attached financial statement schedules for a reconciliation of the Company’s GAAP operating results to its Non-GAAP operating results.
Corporate Office: 5200 Paramount Parkway, Morrisville, N.C. 27560 • Tel 919.460.5500 • Fax 919.460.0877

Q3 2007 Results
Frank Plastina, president and chief executive officer of Tekelec, stated, “We are pleased with our operating results for the quarter, with strong gross margins, operating margins and earnings, coupled with solid orders growth in the September quarter resulting in a book to bill ratio greater than one. We again leave the quarter with a strong balance sheet and continue to expand our global footprint, evidenced by six new international customers this quarter.”
Results from Discontinued Operations
The Company completed the sale of its SSG business to GENBAND Inc. on April 21, 2007 and the results of the operations of SSG have been presented as a discontinued operation in the three and nine months ended September 30, 2007 and 2006. In addition, the Company completed the sale of the IEX contact center business to NICE Systems, Inc. on July 6, 2006 and the operations of IEX have been presented as a discontinued operation in the three and nine months ended September 30, 2006. On a GAAP basis, net income from discontinued operations in the third quarter of 2007 was $2.4 million, or $0.03 per diluted share, compared to net income from discontinued operations of $69.2 million, or $0.93 per diluted share, in the third quarter of 2006, which included the gain on the sale of the IEX contact center business. On a GAAP basis, the loss from discontinued operations, including a loss on the sale of SSG, for the first nine months of 2007 was $62.6 million, or $0.88 loss per diluted share, compared to net income from discontinued operations of $61.8 million, or $0.83 per diluted share, for the first nine months of 2006.
Consolidated Results
On a GAAP basis, consolidated net income for the three months ended September 30, 2007 was $12.5 million, or $0.17 per diluted share, compared to consolidated net income for the three months ended September 30, 2006 of $89.3 million, or $1.21 per diluted share. On a GAAP basis, the consolidated net loss for the nine months ended September 30, 2007 was $45.7 million, or $0.64 loss per diluted share, compared to consolidated net income for the nine months ended September 30, 2006 of $87.3 million, or $1.19 per diluted share.
Balance Sheet Results
As of September 30, 2007, the Company’s consolidated cash, cash equivalents and short-term investments totaled $431.0 million, down from $464.8 million at June 30, 2007. Deferred revenues from continuing operations were $153.1 million at September 30, 2007, compared to $158.8 million at June 30, 2007.
Stock Repurchase Plan
As previously announced, Tekelec’s board of directors approved a stock repurchase program utilizing a Rule 10b5-1 plan that authorizes the company to repurchase up to $50 million worth of the company’s common stock. The timing, duration, and actual number of shares repurchased will depend on a variety of factors, including price, regulatory requirements, and other market conditions. The Company may terminate the repurchase program at any time. As of October 25, 2007 the Company had repurchased approximately 2.5 million shares at a total cost of approximately $30.8 million.

Q3 2007 Results
Conference Call
Tekelec has scheduled a conference call for Tuesday, October 30, 2007 for management to discuss third quarter 2007 results. The Company also plans to provide on its web site immediately prior to the call both GAAP and Non-GAAP financial measures (including GAAP reconciliations) for the third quarter and to discuss during this call certain forward looking information concerning the Company’s prospects for 2007.
"Live” Webcast and Replay
Tekelec will host a live webcast of its conference call on Tuesday, October 30, 2007, at 8:00 a.m. EDT. To access the webcast, visit Tekelec’s web site located at www.tekelec.com, enter the Investor Relations section and click on the webcast icon. A webcast replay will be available at approximately 10:45 a.m. on October 30th and for 90 days thereafter.
Telephone Replay
A telephone replay of the call will also be available for one week after the live webcast by calling either (800) 642-1687 or (706) 645-9291, and entering the conference ID #20617822
Non-GAAP Information
Certain Non-GAAP financial measures are included in this press release, including a full Non-GAAP statement of operations. In the calculation of these measures, Tekelec generally excludes certain items such as amortization of acquired intangibles, restructuring and other charges, non-cash stock-based compensation charges, and unusual, non-recurring gains and charges. Tekelec believes that excluding such items provides investors and management with a representation of the Company’s core operating performance and with information useful in assessing its prospects for the future and underlying trends in Tekelec’s operating expenditures and continuing operations. Management uses such Non-GAAP measures and the Non-GAAP statements of operations to (i) evaluate financial results, (ii) manage the Company’s operations, and (iii) establish operational goals. Further, each of the individual Non-GAAP measures within the Non-GAAP statement of operations and the Non-GAAP statement of operations itself are utilized by the Company’s management and board of directors to determine incentive compensation and evaluate key trends within the business. In addition, since the Company has historically reported Non-GAAP measures to the investment community, the Company believes the inclusion of this information provides consistency in our financial reporting. The attachments to this release provide a reconciliation of each of the Non-GAAP measures, including those included in the full Non-GAAP statement of operations, referred to in this release to the most directly comparable GAAP measure. The Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial measures.
FORWARD-LOOKING STATEMENTS
Certain statements made in this press release are forward looking, reflect the Company’s current intent, belief or expectations and involve certain risks and uncertainties. The Company’s actual future performance may not meet the Company’s expectations. As discussed in the Company’s Quarterly Reports on Form 10-Q for the 2007 first quarter (the “Q1 2007 Form 10-Q”), Quarterly Reports on Form 10-Q for the 2007 second quarter (the “Q2 2007 Form 10-Q”), its Annual Report on Form 10-K for 2006 (the “2006 Form 10-K”) and its other filings with the Securities and Exchange Commission (the “Commission”), the Company’s future operating results are difficult to predict and subject to significant fluctuations. Factors that may cause future results to differ materially from the Company’s current expectations, in addition to those identified in the Company’s 2006 Form 10-K, the Q1 2007 Form 10-Q, the Q2 2007 Form 10-Q and its other filings with the Commission, include, among others, the risk that the Company will

Q3 2007 Results
not realize all the benefits of its restructuring activities; the risk that the sales cycle will lengthen as customers evaluate current technology and anticipate technology shifts; delays in new product introduction and execution related to new technology and slower than anticipated customer orders related to such products; the risk that continued service provider consolidation will require additional review of capital expenditures and lengthen their procurement cycle; and the uncertainties related to the timing of revenue recognition due to the increasing percentage of international and new customer orders in the Company’s backlog. The Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.
About Tekelec
Tekelec is a high-performance network applications company that is enabling the transition to IP Multimedia Subsystem (IMS) networks for service providers around the globe. With its experience at the intersection of network applications and session control, Tekelec creates highly efficient platforms for managing media and delivering network solutions. Corporate headquarters are in Morrisville, N.C., U.S.A. in the Research Triangle Park area, with research and development facilities and sales offices throughout the world. For more information, please visit www.tekelec.com.
Tekelec Investor Contacts:
Jim Chiafery
Director, Investor Relations
Tel: 919.461.6825
jim.chiafery@tekelec.com

Q3 2007 Results
TEKELEC
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

	(Thousands, except per share data)

Revenues	$97,797	$134,297	$316,574	$318,247
Cost of sales:
Cost of goods sold	33,367	49,274	132,043	119,296
Amortization of purchased technology	587	586	1,766	1,760

Total cost of sales	33,954	49,860	133,809	121,056

Gross profit	63,843	84,437	182,765	197,191

Operating expenses:
Research and development	22,762	20,838	69,033	57,940
Sales and marketing	16,662	18,706	53,636	55,643
General and administrative	12,354	16,180	40,148	46,299
Restructuring and other	2,291	(12)	4,802	2,070
Amortization of intangible assets	46	460	140	1,404

Total operating expenses	54,115	56,172	167,759	163,356

Income (loss) from operations	9,728	28,265	15,006	33,835

Other income (expense), net:
Interest income	4,411	3,554	12,706	7,081
Interest expense	(903)	(1,000)	(2,754)	(2,781)
Gain on sale of investments	—	—	223	1,793
Other income, net	(1,144)	(496)	(2,988)	(847)

Total other income, net	2,364	2,058	7,187	5,246

Income from continuing operations before provision for income taxes	12,092	30,323	22,193	39,081
Provision for income taxes	2,033	10,258	5,361	13,591

Income from continuing operations	10,059	20,065	16,832	25,490
Income (loss) on sale of discontinued operations, net of taxes	2,444	69,197	(62,575)	61,813

Net Income (loss)	$12,503	$89,262	$(45,743)	$87,303

Earnings per share from continuing operations:
Basic	$0.14	$0.30	$0.24	$0.38
Diluted	0.14	0.28	0.24	0.37

Earnings (loss) per share from discontinued operations:
Basic	$0.03	$1.03	$(0.90)	$0.92
Diluted	0.03	0.93	(0.88)	0.83

Earnings (loss) per share:
Basic	$0.18	$1.33	$(0.65)	$1.30
Diluted	0.17	1.21	(0.64)	1.19

Weighted average number of shares outstanding-continuing operations:
Basic	70,830	67,283	69,894	67,016
Diluted	77,829	74,414	70,956	74,524

Weighted average number of shares outstanding:
Basic	70,830	67,283	69,894	67,016
Diluted	77,829	74,414	70,956	74,524

Q3 2007 Results
TEKELEC
UNAUDITED NON-GAAP(1) STATEMENTS OF OPERATIONS FOR CONTINUING OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

	(Thousands, except per share data)

Revenues	$97,797	$134,297	$316,574	$318,247
Cost of sales:
Cost of goods sold	33,002	48,684	125,755	117,413

Gross profit	64,795	85,613	190,819	200,834

Research and development	22,272	19,628	66,826	54,119
Sales and marketing	15,803	17,433	50,967	51,611
General and administrative	10,708	14,104	33,514	40,140

Total operating expenses	48,783	51,165	151,307	145,870

Income from operations	16,012	34,448	39,512	54,964
Interest and other income, net	2,364	2,058	7,187	3,453

Income from continuing operations before provision for income taxes	18,376	36,506	46,699	58,417
Provision for income taxes (2)	4,615	13,507	13,320	21,613

Net income from continuing operations	$13,761	$22,999	$33,379	$36,804

Earnings per share:
Basic	$0.19	$0.34	$0.48	$0.55
Diluted	0.18	0.32	0.45	0.52

Earnings per share weighted average number of shares outstanding:
Basic	70,830	67,283	69,894	67,016
Diluted	77,829	74,414	77,317	74,524
Notes to Unaudited Non-GAAP Statements of Operations for Continuing Operations:
(1) Please refer to the attached reconciliations of the GAAP Statements of Operations to the above Non-GAAP Statements of Operations.
(2) The above Non-GAAP Statements of Operations assume effective income tax rates of 25% and 37% for the three months ended September 30, 2007 and 2006, respectively. The above Non-GAAP Statements of Operations assume effective income tax rates of 29% and 37% for the nine months ended September 30, 2007 and 2006, respectively.

Q3 2007 Results
TEKELEC
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2007	2006
	(Thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$52,428	$45,329
Short-term investments, at fair value	378,585	379,045

Total cash, cash equivalents and short-term investments	431,013	424,374
Accounts receivable, net	109,826	133,050
Inventories	22,000	25,739
Income taxes receivable	25,402	14,665
Deferred income taxes	20,632	27,671
Deferred costs and prepaid commissions	49,691	55,110
Prepaid expenses and other current assets	11,801	26,133
Receivable from GenBand	408	—
Assets of discontinued operations	—	118,341

Total current assets	670,773	825,083
Property and equipment, net	32,674	36,398
Investments in privately-held companies	18,553	7,322
Deferred income taxes, net	81,819	51,496
Other assets	1,275	2,539
Goodwill	26,876	26,876
Intangible assets, net	17,644	19,543

Total assets	$849,614	$969,257

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Trade accounts payable	$19,814	$27,316
Accrued expenses	44,109	55,665
Accrued payroll and related expenses	20,317	28,733
Current portion of deferred revenues	142,262	189,994
Convertible debt	125,000	—
Liabilities associated with SSG	6,852	—
Liabilities of discontinued operations	—	40,991

Total current liabilities	358,354	342,699
Deferred income taxes	1,331	1,481
Long-term portion of deferred revenues	10,850	5,836
Long-term convertible debt	—	125,000
Other long-term liabilities	6,046	—

Total liabilities	376,581	475,016

Commitments and Contingencies

Shareholders’ equity:
Common stock, without par value, 200,000,000 shares authorized; 69,822,574 and 68,728,986 shares issued and outstanding, respectively	345,570	322,620
Retained earnings	125,979	171,722
Accumulated other comprehensive income (loss)	1,484	(101)

Total shareholders’ equity	473,033	494,241

Total liabilities and shareholders’ equity	$849,614	$969,257

Q3 2007 Results
TEKELEC
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months ended September 30,
	2007	2006
	(Thousands)
Cash flows from operating activities:
Net income (loss)	$(45,743)	$87,303
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Income (loss) from discontinued operations	62,575	(61,813)
Gain on sale of investments	(223)	(1,793)
Provision for (recoveries of) doubtful accounts and returns	(65)	457
Inventory write downs	8,626	4,092
Depreciation	11,524	8,981
Amortization of intangibles	1,899	3,166
Amortization, other	1,325	3,016
Deferred income taxes	2,647	(9,069)
Stock-based compensation	12,086	15,343
Excess tax benefits from stock-based compensation	(4,172)	(448)
Changes in operating assets and liabilities, net of business disposal:
Accounts receivable	22,755	(22,181)
Inventories	(3,224)	(10,187)
Deferred costs	5,419	3,224
Prepaid expenses and other current assets	14,309	(6,154)
Trade accounts payable	(7,243)	5,211
Income taxes receivable	9,127	(21,953)
Accrued expenses	(13,193)	161
Accrued payroll and related expenses	(9,241)	(3,004)
Deferred revenues	(42,450)	17,204

Total adjustments	72,481	(75,747)

Net cash provided by operating activities — continuing operations	26,738	11,556
Net cash used in operating activities — discontinued operations	(18,565)	(2,040)

Net cash provided by operating activities	8,173	9,516

Cash flows from investing activities:
Proceeds from sales and maturities of investments	487,399	656,743
Purchases of investments	(486,912)	(862,441)
Purchases of property and equipment	(13,916)	(14,137)
Change in other assets	175	1,455

Net cash used in investing activities — continuing operations	(13,254)	(218,380)
Net cash used in (provided by) investing activities — discontinued operations	(3,241)	191,240

Net cash used in investing activities	(16,495)	(27,140)

Cash flows from financing activities:
Payments on notes payable	—	(96)
Payments for repurchase of common stock	(19,699)	—
Proceeds from issuance of common stock	29,421	10,781
Excess tax benefits from stock-based compensation	4,172	448

Net cash provided by financing activities	13,894	11,133

Effect of exchange rate changes on cash	1,527	249

Net change in cash and cash equivalents	7,099	(6,242)
Cash and cash equivalents, beginning of period	45,329	52,069

Cash and cash equivalents, end of period	52,428	45,827
Less cash and cash equivalents of discontinued operations	—	645

Cash and cash equivalents of continuing operations at end of period	$52,428	$45,182

Q3 2007 Results
TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Three Months Ended September 30, 2007

	(Thousands, except per share data)

	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations

Revenues	$97,797	$—		$97,797
Cost of sales:
Cost of goods sold	33,367	(365	)(1)	33,002
Amortization of purchased technology	587	(587	)(2)	—

Total cost of sales	33,954	(952)		33,002

Gross profit	63,843	952		64,795

Operating Expenses:
Research and development	22,762	(490	)(1)	22,272
Sales and marketing	16,662	(859	)(1)	15,803
General and administrative	12,354	(1,646	)(1)	10,708
Restructuring and other	2,291	(2,291	)(3)	—
Amortization of intangible assets	46	(46	)(2)	—

Total operating expenses	54,115	(5,332)		48,783

Income from operations	9,728	6,284		16,012

Interest and other income, net	2,364	—		2,364

Income from continuing operations before provision for income taxes	12,092	6,284		18,376

Provision for income taxes	2,033	2,582	(4)	4,615

Income from continuing operations	10,059	3,702		13,761

Loss from discontinued operations, net of taxes	2,444	(2,444	)(5)	—

Net income	$12,503	$1,258		$13,761

Earnings per share from continuing operations:
Basic	$0.14			$0.19
Diluted (6)	0.14			0.18

Earnings per share:
Basic	$0.18			$0.19
Diluted (6)	0.17			0.18

Weighted average number of shares outstanding:
Basic	70,830			70,830
Diluted (6)	77,829			77,829
(1) The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our equity incentive plans and stock purchase rights granted under our employee stock purchase plan.
(2) The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.
(3) The adjustment represents the eliminations of the costs associated with our restructuring activities.
(4) The adjustment represents the income tax effect of footnotes (1), (2) and (3) in order to reflect our Non-GAAP effective tax rate of 25%.
(5) The adjustment represents the elimination of the results of our discontinued operations.
(6) For the three months ended September 30, 2007, the calculations of diluted earnings per share include a potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q3 2007 Results
TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Nine Months Ended September 30, 2007

	(Thousands, except per share data)

	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations

Revenues	$316,574	$—		$316,574
Cost of sales:
Cost of goods sold	132,043	(1,288	)(1)	125,755
		(5,000	)(2)
Amortization of purchased technology	1,766	(1,766	)(3)	—

Total cost of sales	133,809	(8,054)		125,755

Gross profit	182,765	8,054		190,819

Operating Expenses:
Research and development	69,033	(2,207	)(1)	66,826
Sales and marketing	53,636	(2,669	)(1)	50,967
General and administrative	40,148	(5,922	)(1)	33,514
		(712	)(4)
Restructuring and other	4,802	(4,802	)(5)	—
Amortization of intangible assets	140	(140	)(3)	—

Total operating expenses	167,759	(16,452)		151,307

Income from operations	15,006	24,506		39,512

Interest and other income, net	7,187	—		7,187

Income from continuing operations before provision for income taxes	22,193	24,506		46,699

Provision for income taxes	5,361	7,959	(6)	13,320

Income from continuing operations	16,832	16,547		33,379

Loss from discontinued operations, net of taxes	(62,575)	62,575	(7)	—

Net income (loss)	$(45,743)	$79,122		$33,379

Earnings per share from continuing operations:
Basic	$0.24			$0.48
Diluted (8)	0.24			0.45

Earnings (loss) per share:
Basic	$(0.65)			$0.48
Diluted (8)	(0.64)			0.45

Weighted average number of shares outstanding:
Basic	69,894			69,894
Diluted (8)	70,956			77,317
(1) The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our equity incentive plans and stock purchase rights granted under our employee stock purchase plan.
(2) The adjustments represent the charge associated with product credits issued to Bouygues Telecom, S.A. as part of our settlement of the Bouygues litigation.
(3) The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.
(4) The adjustment represents legal expenses incurred to settle the Bouygues litigation.
(5) This adjustment represents the elimination of the costs associated with our restructuring activities.
(6) The adjustment represents the income tax effect of footnotes (1), (2), (3), (4) and (5) in order to reflect our Non-GAAP effective tax rate of 29%.
(7) The adjustment represents the elimination of the results of our discontinued operations.
(8) For the nine months ended September 30, 2007, the calculations of diluted earnings per share related to GAAP Continuing Operations exclude a potential add-back to net income of $1,743,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method as the effect of including such amounts is anti-dilutive. The calculation of diluted earnings per share related to Non-GAAP Continuing Operations includes the add-back to net income of $1,743,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q3 2007 Results
TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Three Months Ended September 30, 2006

	(Thousands, except per share data)

	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations

Revenues	$134,297	$—		$134,297
Cost of sales:
Cost of goods sold	49,274	(590	)(1)	48,684
Amortization of purchased technology	586	(586	)(2)	—

Total cost of sales	49,860	(1,176)		48,684

Gross profit	84,437	1,176		85,613

Operating Expenses:
Research and development	20,838	(1,210	)(1)	19,628
Sales and marketing	18,706	(1,273	)(1)	17,433
General and administrative	16,180	(2,076	)(1)	14,104
Restructuring and other	(12)	12	(3)	—
Amortization of intangible assets	460	(460	)(2)	—

Total operating expenses	56,172	(5,007)		51,165

Income from operations	28,265	6,183		34,448

Interest and other income, net	2,058	—		2,058

Income from continuing operations before provision for income taxes	30,323	6,183		36,506

Provision for income taxes	10,258	3,249	(4)	13,507

Income from continuing operations	20,065	2,934		22,999

Income from discontinued operations, net of taxes	69,197	(69,197	)(5)	—

Net income	$89,262	$(66,263)		$22,999

Earnings per share from continuing operations:
Basic	$0.30			$0.34
Diluted (6)	0.28			0.32

Earnings per share:
Basic	$1.33			$0.34
Diluted (6)	1.21			0.32

Weighted average number of shares outstanding:
Basic	67,283			67,283
Diluted (6)	74,414			74,414
(1) The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our equity incentive plans and stock purchase rights granted under our employee stock purchase plan.
(2) The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.
(3) The adjustment represents changes in estimates relating to our 2006 Restructuring.
(4) The adjustment represents the income tax effect of footnotes (1), (2) and (3) in order to reflect our non-GAAP effective tax rate of 37%.
(5) The adjustment represents the elimination of the results of our discontinued operations.
(6) For the three months ended September 30, 2006, the calculations of diluted earnings per share include the potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q3 2007 Results
TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Nine Months Ended September 30, 2006

	(Thousands, except per share data)

	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations

Revenues	$318,247	$—		$318,247
Cost of sales:
Cost of goods sold	119,296	(1,883	)(1)	117,413
Amortization of purchased technology	1,760	(1,760	)(2)	—

Total cost of sales	121,056	(3,643)		117,413

Gross profit	197,191	3,643		200,834

Operating Expenses:
Research and development	57,940	(3,821	)(1)	54,119
Sales and marketing	55,643	(4,032	)(1)	51,611
General and administrative	46,299	(5,607	)(1)	40,140
		(342	)(3)
		(210	)(4)
Restructuring and other	2,070	(2,070	)(5)	—
Amortization of intangible assets	1,404	(1,404	)(2)	—

Total operating expenses	163,356	(17,486)		145,870

Income from operations	33,835	21,129		54,964

Interest and other income, net	5,246	(1,793	)(6)	3,453

Income from continuing operations before provision for income taxes	39,081	19,336		58,417

Provision for income taxes	13,591	8,022	(7)	21,613

Income from continuing operations	25,490	11,314		36,804

Income from discontinued operations, net of taxes	61,813	(61,813	)(8)	—
Net Income	$87,303	$(50,499)		$36,804

Earnings per share from continuing operations:
Basic	$0.38			$0.55
Diluted (9)	0.37			0.52

Earnings per share:
Basic	$1.30			$0.55
Diluted (9)	1.19			0.52

Weighted average number of shares outstanding:
Basic	67,016			67,016
Diluted (9)	74,524			74,524
(1) The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our equity incentive plans and stock purchase rights granted under our employee stock purchase plan.
(2) The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.
(3) The adjustment represents legal expenses incurred to settle the IEX vs. Blue Pumpkin litigation.
(4) The adjustment represents costs associated with the restatement of our consolidated financial statements.
(5) The adjustment represents restructuring and other costs related to our 2006 restructuring and changes in estimates relating to the restructuring of our manufacturing and corporate headquarters relocations in 2005 and 2004.
(6) The adjustment represents the gain recognized related to our receipt of shares of Alcatel-Lucent upon release from escrow.
(7) The adjustment represents the income tax effect of footnotes (1), (2), (3), (4), (5) and (6) in order to reflect our Non-GAAP effective tax rate of 37%.
(8) The adjustment represents the elimination of the results of our discontinued operations.
(9) For the nine months ended September 30, 2006, the calculations of diluted earnings per share include the potential add-back to net income of $1,743,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.